EXHIBIT 10.3

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of March 19, 2009, by and among Terra Energy & Resource Technologies, Inc., a Delaware corporation (the “Company”), and the undersigned Investor (the “Investor”).

WHEREAS:

A.     The Company and the Investor are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

B.      Whereas the Company desires to sell, for the total purchase price of USD $100,000 (the “Purchase Price”), 10,000,000 units of the Company’s securities (the “Units”), with each Unit consisting of (i) one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) and (ii) a common stock purchase warrant (a “Warrant”) to purchase a share of Common Stock (a “Warrant Share”) at an exercise price of $0.05 per share. The Warrants included in the Units shall be in substantially the form attached hereto as Exhibit A. The Units, together with the underlying Common Stock, the underlying Warrants, and the Warrant Shares are sometimes hereinafter referred to as the “Securities”.

C.      The Investor desires to purchase, and the Company desires to issue and sell to the Investor, upon the terms and conditions set forth in this Agreement, such amount of Units as set forth on the signature page of this Agreement;

NOW, THEREFORE, in consideration of the promises and the mutual representations and covenants hereinafter set forth, the Company and the Investor do hereby agree as follows:

1.	PURCHASE AND SALE OF UNITS.

a. Purchase of Units. On the Closing Date (as defined below), the Company shall issue and sell to the Investor, and the Investor agrees to purchase from the Company the Units at the Purchase Price.

b. Form of Payment. On or prior to the Closing Date, the Investor shall pay the full Purchase Price of the Units to be issued and sold to such Investor at the Closing by check or wire transfer of immediately available funds. All of such funds shall be paid by check payable to the Company or by wire transfer to:

Account Name:	Law Offices of Dan Brecher, Escrow Account
Account No.:	95050499
ABA No.:	021-000-089
Bank:	Citibank N.A.
90 Park Avenue
New York, NY 10016

c. Closing. The date of the sale of the Units (the “Closing”) pursuant to this Agreement shall be a date no later than March 20, 2009 or soon as practicable thereafter (the “Closing Date”), unless extended in a writing executed by the Company.

2.     INVESTOR REPRESENTATIONS AND WARRANTIES. The Investor represents and warrants to the Company that:

a. Investment Purpose. The Investor is purchasing the Units for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act.

b. Accredited Investor Status. The Investor is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D). The Investor has been represented by counsel and financial advisors of its choice in connection with this Agreement. The Investor has such knowledge and experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Units and making an informed investment decision. Investor acknowledges that an investment in the Securities pursuant to this Agreement is speculative and involves a high degree of risk. The Investor has adequate means of providing for the Investor’s current financial needs and contingencies, is able to bear the substantial economic risks of an investment in the Units for an indefinite period of time, has no need for liquidity in such investment, and can afford a complete loss of such investment. The Investor, if an individual, has adequate means of providing for the Investor’s current needs and personal and family contingencies and has no need for liquidity in its investment in the Units. The Investor understands that the following risk factors, among others, may affect the proposed business activities of the Company: the Company has limited assets; the Company has debts and loans outstanding; the Company expects to incur operating losses and net losses for the near-term as it incurs additional costs associated with implementing business strategy and developing products and services for commercial use; the Company intends to seek additional funding to support the development of its products and services, working capital, and capital expenditures; the limited experience of management in this particular field of business; the Company does not have a specific plan for the use of net proceeds of the funds it raises; the Company may use proceeds of funding to pay outstanding liabilities; the Investor will sustain an immediate and substantial dilution; the Company’s intended business is evolving and intensely competitive, and the Company expects competition to intensify in the future; the Company may be dependent on forming strategic alliances with other companies; the Company is dependent on innovative research and development; the Company’s intended business may be dependent on protection of proprietary technology and there can be no assurance that the Company owns or will own any technologies or will be able to protect such technologies; the Company is dependent on the capabilities of third party systems and third party advisors and consultants, including technical personnel; the Company’s business is subject to system failures and security breaches; the Company’s business may be affected by changes in government regulation of the Internet; and future advances in technology may make the Company’s proposed business activities obsolete.

c. Reliance on Exemptions. .The Investor understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

d. Independent Investigation. The Investor, in electing to subscribe for the Units, has conducted its own independent investigation of the Company. The Investor has carefully reviewed and understands the Company’s reports and filings made with the SEC (the “SEC Documents”). The Investor has had access to all the information necessary to make a fully informed investment decision. The Investor has had the opportunity to meet with representatives of the Company and to speak to such representatives by telephone to ask such questions and receive such other information about the Company as the Investor might desire. The Investor represents that it has had an opportunity to review all other documents, records, books and other information pertaining to the Investor’s investment in the Company that has been requested by the Investor, and has carefully reviewed the information provided. The Investor has been given no oral or written representations or assurances from the Company or any representation of the Company other than as set forth in this Agreement. The Investor understands that any forecasts, financial or otherwise, contain forward-looking information. The Investor understands that any forward-looking statements where prepared by management in good faith, and represent the current views, beliefs and expectations of the Company with respect to future events and financial performance and are not guarantees of future performance. The goals, objectives and general business strategies of the Company are subject to certain risks, uncertainties and assumptions that are difficult to predict, and therefore, actual results could differ from any such forward-looking statements as a result of factors which may not be within the Company’s control.

e. Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Manner of Sale. The Investor acknowledges that it is not purchasing the Units as a result of any general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or at any seminar media or broadcast over radio or television or any seminar or meeting whose attendees were invited by general solicitation or general advertising.

g. Transfer or Resale. The Investor understands that: (i) except as provided for herein, the sale or re-sale of the Units, or any of the underlying securities, has not been and is not being registered under the 1933 Act or any applicable state securities laws, and any of the Securities may not be transferred unless (a) such securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration to the reasonable satisfaction of the Company, (c) the securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Investor who agrees to sell or otherwise transfer the securities only in accordance with this Section 2(g) and who is an accredited investor, or (d) the securities are sold pursuant to Rule 144, and the Investor shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions to the reasonable satisfaction of the Company; (ii) any sale of such the securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such the securities under circumstances in which the Company (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to file to register such the securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the provisions herein).

h. Legends. The Investor understands that the Securities have not been registered under the 1933 Act, and until such time as the Securities may be sold pursuant to Rule 144 without any restriction, the Securities will bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

“The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act.”

i. Authorization; Enforcement. This Agreement has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms (i) subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) subject to a court’s discretionary authority with respect to the granting of specific performance, injunctive relief or other equitable remedies and (iii) except to the extent the indemnification and contribution provisions, if any, contained in any this Agreement may be limited by applicable federal or state securities laws or unenforceable as against public policy.

j. Absence of Conflicts. The execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Investor or (a) violate any provision of any indenture, instrument or agreement to which the Investor is a party or is subject, or by which the Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by the Investor to any third party; or (d) require the approval of any non-governmental agency third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which the Investor is subject or to which any of its assets, operations or management may be subject.

k. Broker/Finder. The Investor represents that it has not made any agreement for it to pay a broker or finder any commission or fee.

3.     COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Investors that:

a. Organization and Qualification. The Company is an entity duly organized, validly existing and in good standing, subject to filing and payment of franchise taxes, under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b. Authorization; Enforcement. The Company has all requisite corporate power and authority to enter into and perform this Agreement and to consummate the transactions contemplated hereby and thereby and to issue the Units, in accordance with the terms hereof and thereof. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of the Company. This Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly. This Agreement constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. Capitalization. As of March 19, 2009, the authorized capital stock of the Company consists of 275,000,000 shares, consisting of 250,000,000 shares of common stock (the “Common Stock”), of which 58,358,338 shares are issued and outstanding, and 25,000,000 shares of preferred stock, of which 5,000,000 shares are issued and outstanding. All of such outstanding shares have been duly authorized and validly issued and are fully paid and nonassessable. No shares of the Company capital stock are subject to preemptive rights or any other similar rights of, or any other Liens whatsoever existing or accruing in favor of, the Company’s shareholders or any other persons or entities. As of March 19, 2009, the Company has outstanding options and warrants to purchase an aggregate of 27,165,000 shares of common stock and 20,000,000 shares of preferred stock. The Common Stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (the “OTCBB”) under the symbol “TEGR.” As of March 19, 2009, the Company is in compliance with all requirements for the continued quotation of its Common Stock on the OTCBB.

d. Issuance of Units. The Units to be issued and sold hereunder will be (i) duly and validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, (ii) free of restrictions on transfer other than restrictions on transfer under this Agreement and Units laws, (iii) free of any liens, mortgages, claims, charges, security interests, restrictions or encumbrances of any kind (“Liens”) other than as may be created by the Investor, and (iv) not subject to any rights of first refusal, preemptive or similar rights existing prior to the issuance thereof.

e. No Conflicts. The execution, delivery and performance of this Agreement by it and the consummation by it of the transactions contemplated hereby and thereby will not (i) conflict with or result in a violation of any provision of its Certificate of Incorporation or By-laws in effect, (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which it is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which it or its securities are subject) applicable to it or by which any of its property or asset is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). It is not in violation of its Certificate of Incorporation, By-laws or other organizational documents and it is not in default (and no event has occurred which with notice or lapse of time or both could put it in default) under, and it has not taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which it is a party or by which any of its property or assets is bound or affected, except for possible defaults as would not, individually or in the aggregate, have a material adverse effect. Its businesses are not being conducted, and shall not be conducted so long as the Investor owns any of the Units, in violation of any law, ordinance or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, it is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market in order for it to execute, deliver or perform any of its obligations under this Agreement in accordance with the terms hereof or thereof; all of such consents, authorizations, orders, filings or registrations have been made or obtained or will be made or obtained within the required statutory or regulatory time periods, if any.

f. Absence of Litigation. Except as previously disclosed to the Investor, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the Company’s knowledge, threatened against or affecting the Company or its officers or directors in their capacity as such that would materially affect it.

g. Intellectual Property. The Company makes no representations or warranties that the Company has valid and enforceable rights (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, “Intangibles”) necessary for the conduct of its business as now being conducted. To its knowledge, it is not infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles that would materially adversely affect its use of any Intangibles. There is no representation that any patents or copyrights will be issued in connection such Intangibles or that the Company owns such Intangibles.

h. No Materially Adverse Contracts, Etc. Except as previously disclosed to the Investor, the Company is not subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in its judgment has or is expected in the future to have a material adverse effect on its operations or proposed operations. The Company is not a party to any contract or agreement which in the judgment of such entity’s officers has or is expected to have a material adverse effect on the operations of the Company.

4.     COVENANTS. Notwithstanding anything to the contrary contained in this Agreement or any other events, facts, circumstances, agreements or documents as may presently exist or ensue or exist at any time hereafter, the following agreements, undertakings and covenants of the parties shall expressly survive the Closing hereunder (as well as the issuance of other Securities to occur at such time or from time to time thereafter) and, unless a shorter period is expressly specified below in this Section 4, shall remain legally-binding, effective and enforceable for so long as any of Securities (or other company securities issuable in respect thereof) shall remain issued, outstanding and owned or held by investor or its affiliate(s):

a. The Investor shall provide relevant and accurate information to the Company as may be reasonably requested by the Company in connection with any regulatory or reporting purposes.

b. Prior to or simultaneously with the Closing, the Company and the investor (the “SPA Investor”) that is a party to that certain proposed Securities Purchase Agreement, dated as of March 19, 2009 by and among the Company and the SPA Investor (the “SPA Investor Agreement”) shall have entered into the SPA Investor Agreement and shall have closed upon the transaction(s) contemplated therein.

c.	The Company will use its best commercial efforts to maintain quotation on the OTCBB.

d. The Company will use its best commercial efforts to register its common stock under the Securities Exchange Act of 1934, as amended, subject to such future determination by its Board of Directors.

5.     CONDITIONS TO THE COMPANY’S OBLIGATIONS. The obligations of the Company hereunder to issue and sell the Units to the Investors at the Closing are subject to the satisfaction, at or before the Closing Date of each of the following conditions thereto, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

a. The Investor shall have executed this Agreement, and delivered the same to the Company.

b. The Investor shall have delivered and the Purchase Price for the Units being purchased, and the Company shall have been received such payment.

c. The representations and warranties of the Investor herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

d. No undisclosed litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

6.     CONDITIONS TO INVESTOR’S OBLIGATION TO PURCHASE. The obligations of the Investor to purchase the Units at the Closing is subject to the satisfaction, at or before the Closing Date of each of the following conditions, provided that these conditions are for the sole benefit of the Investor and may be waived by the Investor at any time in their sole discretion:

a.	The Company shall have executed this Agreement.

b. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

c. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

d. No material undisclosed event shall have occurred which could reasonably be expected to have a material adverse effect on the Company.

e. To the reasonably satisfaction of the Investor, the Company shall have closed upon the SPA Investor Agreement, or, the SPA Investor Agreement shall be entered into and all obligations of the parties (including the requisite obligations/consents of third parties called for therein) thereto requisite for a closing thereon, shall be had.

7.	GOVERNING LAW; MISCELLANEOUS.

a. Governing Law. THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PRINCIPLES) GOVERN ALL MATTERS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ALL OF THE TRANSACTIONS IT CONTEMPLATES, INCLUDING, WITHOUT LIMITATION, ITS VALIDITY, INTERPRETATION, CONSTRUCTION, PERFORMANCE, AND ENFORCEMENT. THE COMPANY AND THE INVESTOR HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS AND THE NEW YORK STATE COURTS LOCATED IN NEW YORK COUNTY IN THE STATE OF NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH THE COMPANY AND THE INVESTOR FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FEDERAL EXPRESS (OR OTHER SIMILAR REPUTABLE COURIER OR DELIVERY SERVICE) SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE

PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY’S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. BOTH THE COMPANY AND THE INVESTOR AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. BOTH THE COMPANY AND THE INVESTOR HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OR IN CONNECTION WITH THIS AGREEMENT.

b. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement contains the entire understanding of the Company and the Investor with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor either of the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. Except as provided herein, no provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

f. Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by express mail or delivered personally or by courier (including a recognized overnight delivery service) and shall be effective three days after being sent by express mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service), in each case addressed to a party. The addresses for such communications shall be:

If to the Company:

Attn.: Chief Executive Officer

Terra Energy & Resource Technologies, Inc.

99 Park Avenue, 16th Floor

New York, NY 10016

Telephone: 212-286-9197

Facsimile: 917-591-5988

With a copy (which shall not constitute notice) to:

Attn.: Dan Brecher, Esq.

Law Offices of Dan Brecher

99 Park Avenue, 16th Floor

New York, NY 10016

Telephone: 212-286-0747

Facsimile: 212-808-4155

If to the Investors:

At the contact addresses and/or facsimile numbers listed on the signature page hereof.

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Investor and its respective successors and assigns. Neither the Company nor the Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, subject to Section 2(f), any Investor may assign its rights hereunder to any person that purchases Securities in a private transaction from Investor or to any of its affiliates.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the Company and the Investor hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

j. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the Company and the Investor to express their mutual intents, and no rules of strict construction will be applied against any party.

k. Survival. The representations, warranties and covenants made by each of the Company and the Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

l.	Indemnification.

(a) The Company hereby agrees to indemnify and hold harmless each of the Investor and its officers, directors, partners and members (collectively, the “the Investor Indemnitees”), from and against any and all damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket fees and expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

(i) any material misrepresentation, omission of fact or breach of any of its representations or warranties contained in this Agreement; or

(ii) any material failure by it to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement.

(b) The Investor hereby agrees to indemnify and hold harmless the Company and its affiliates, and their officers, directors, partners and members (collectively, the “Company Indemnitees”), from and against any and all damages, and agrees to reimburse the Company Indemnitees for all reasonable out-of-pocket fees and expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

(i) any material misrepresentation, omission of fact or breach of any of any the Investor’s representations or warranties contained in this Agreement; or

(ii) any material failure by the Investor to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement.

(c) Promptly after receipt by either party hereto seeking indemnification pursuant to this Section 7(l) (an “Indemnified Party”) of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a “Claim”), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to this Section 7(l) is being sought (the “Indemnifying Party”) of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

[signature page follows]

IN WITNESS WHEREOF, the undersigned Investor and the Company have caused this Agreement to be duly executed as of the date first above written.

THE COMPANY:	TERRA ENERGY & RESOURCE TECHNOLOGIES, INC.

By:
Name:
Title:	Director

INVESTOR:

By:

ADDRESS:

TELEPHONE:
FACSIMILE: